UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM 8-K/A
                        AMENDMENT NO. 1 TO CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934


       Date of Report (Date of earliest event reported): December 2, 1998


                               ALLTEL CORPORATION
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             (Exact name of registrant as specified in its charter)



  Delaware                              1-4996                    34-0868285
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(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)


One Allied Drive, Little Rock, Arkansas                        72202
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code     (501) 905-8000
                                                  ------------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

                  The Registrant hereby amends the following items of its Current Report on Form 8-K dated December 2, 1998:

         Item 7.  Financial Statements and Exhibits

                  ALLTEL Corporation is filing revised, restated audited financial statements to reflect the Company's July 1, 1998 merger with 360 Communications Company. The merger was accounted for as a pooling of interests. The revised, restated audited financial statement information included in this amendment consists of the following:

              (a) Audited balance sheets as of December 31, 1997 and 1996.

              (b) Audited statements of income for the years ended December 31,
                  1997, 1996 and 1995.

              (c) Audited statements of cash flows for the years ended
                  December 31, 1997, 1996 and 1995.

              (d) Audited statements of shareholders' equity for the years ended December 31, 1997, 1996 and 1995.

              (e) Notes to audited consolidated financial statements for the years ended December 31, 1997, 1996 and 1995.

              (f) Management's Discussion and Analysis of Financial Condition
                  and Results of Operations for the years ended December 31, 1997, 1996 and 1995.


                  Exhibits.

                  See Exhibit Index on page 4 of this amendment.

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


                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.



                                          ALLTEL CORPORATION
                          ------------------------------------------------------
                                              (Registrant)



                                       By:  /s/ Dennis J. Ferra
                          ------------------------------------------------------
                                            Dennis J. Ferra
                          Senior Vice President and Chief Administrative Officer
                                      (Principal Financial Officer)
                                            January 29, 1999


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

                               EXHIBIT INDEX
                               -------------


Exhibit                                                                  Page
 Number                 Description of Exhibits                         Number
-------                 -----------------------                        --------

23.1      Consent of Arthur Andersen LLP                                   44
23.2      Consent of Ernst & Young LLP
            (Financial statements of 360 Communications Company
            are not included separately in this Form 8-K/A)                45
23.3      Consent of Arthur Andersen LLP
            (Financial statements of GTE Mobilnet of South Texas
            Limited Partnership are not included separately in
            this Form 8-K/A)                                               46
23.4      Consent of Arthur Andersen LLP
            (Financial statements of Chicago SMSA Limited Partnership
            are not included separately in this Form 8-K/A)                47
23.5      Consent of PricewaterhouseCoopers LLP
            (Financial statements of New York SMSA Limited
            Partnership are not included separately in this Form
            8-K/A)                                                         48
23.6      Consent of PricewaterhouseCoopers LLP
            (Financial statements of Orlando SMSA Limited Partnership
            are not included separately in this Form 8-K/A)                49

27.1      Financial Data Schedule for the year ended December 31, 1997     50

99.1      Restated audited consolidated financial statements of
            ALLTEL Corporation for the years ended December 31, 1997, 1996 and 1995:

            (i)   Reports of Independent Public Accountants                6-11
           (ii)   Audited consolidated statements of income for the
                    years ended December 31, 1997, 1996 and 1995           12
          (iii)   Audited consolidated balance sheets as of
                    December 31, 1997 and 1996                             13
           (iv)   Audited consolidated statements of cash flows for
                    the years ended December 31, 1997, 1996 and 1995       14
            (v)   Audited consolidated statements of shareowners'
                    equity for the years ended December 1997, 1996
                    and 1995                                               15
           (vi)   Business segment information for the years ended
                    December 31, 1997, 1996 and 1995                       16
          (vii)   Notes to audited consolidated financial statements      17-31
         (viii)   Management's Discussion and Analysis of Financial
                    Condition and Results of Operations for the years
                    ended December 31, 1997, 1996 and 1995                32-43


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